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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2003	Commission File Number: 0-20707

COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	63-1098468 (IRS Employer Identification Number)
2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)	35202 (Zip Code)

Registrant's telephone number, including area code:
 (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

COLONIAL REALTY LIMITED PARTNERSHIP

Item 5. Other Events

        On April 1, 2003, Colonial Realty Limited Partnership, or CRLP, agreed to issue $125,000,000 aggregate principal amount of 6.15% notes due 2013. The notes will be issued on or about April 4, 2003 pursuant to an underwriting agreement dated as of April 1, 2003 and a terms agreement dated as of April 1, 2003, copies of which are attached to this form as Exhibits 1.1 and 1.2, respectively.

Item 7. Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired

    Not applicable

  (b)
  Pro Forma Financial Information

    Not applicable

  (c)
  Exhibits

    Attached as exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Underwriting Agreement, dated April 1, 2003, by and among Colonial Realty Limited Partnership and Wachovia Securities, Inc., Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Amsouth Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated PNC Capital Markets, Inc., Southtrust Securities, Inc., and Wells Fargo Brokerage Services, LLC.
1.2
Terms Agreement, dated April 1, 2003, by and among Colonial Realty Limited Partnership and Wachovia Securities, Inc., Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Amsouth Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated PNC Capital Markets, Inc., Southtrust Securities, Inc., and Wells Fargo Brokerage Services, LLC.
4.1	Form of Colonial Realty Limited Partnership's $125,00,000 6.15% Senior Notes due 2013
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes
5.2	Opinion of Sirote & Permutt, P.C., regarding Alabama law
12.1	Statement of Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP
	By:	Colonial Properties Trust, its general partner
Date: April 4, 2003	By:	/s/ HOWARD B. NELSON, JR. Howard B. Nelson, Jr. Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated April 1, 2003, by and among Colonial Realty Limited Partnership and Wachovia Securities, Inc., Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Amsouth Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated PNC Capital Markets, Inc., Southtrust Securities, Inc., and Wells Fargo Brokerage Services, LLC.
1.2
Terms Agreement, dated April 1, 2003, by and among Colonial Realty Limited Partnership and Wachovia Securities, Inc., Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Amsouth Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated PNC Capital Markets, Inc., Southtrust Securities, Inc., and Wells Fargo Brokerage Services, LLC.
4.1	Form of Colonial Realty Limited Partnership's $125,00,000 6.15% Senior Notes due 2013
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes
5.2	Opinion of Sirote & Permutt, P.C., regarding Alabama law
12.1	Statement of Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

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COLONIAL REALTY LIMITED PARTNERSHIP
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX